                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
                2001, UNLESS EXTENDED (THE "EXPIRATION DATE").


                                  DAVITA, INC.

                             LETTER OF TRANSMITTAL

                   9 1/4% Senior Subordinated Notes due 2011

   To: U.S. Trust Company of Texas, National Association, The Exchange Agent

                     By Mail:                                    By Overnight Courier:
U.S. Trust Company of Texas, National Association  U.S. Trust Company of Texas, National Association
           2001 Ross Avenue, Suite 2700                       2001 Ross Avenue, Suite 2700
               Dallas, Texas 75201                                Dallas, Texas 75201
    (registered or certified mail recommended)         Attention: Corporate Trust Administration

                     By Hand:                                        By Facsimile:
U.S. Trust Company of Texas, National Association                    (214) 754-1301
           2001 Ross Avenue, Suite 2700                     (For Eligible Institutions Only)
               Dallas, Texas 75201                        Confirm by telephone: (800) 829-5653
    Attention: Corporate Trust Administration

    Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

    The undersigned acknowledges that he or she has received the Prospectus
dated           , 2001 (the "Prospectus") of DaVita Inc. (the "Company") and
this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 1/4% Series B Senior Subordinated Notes due 2011 (the "Series B Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9 1/4% Series A Senior Subordinated Notes due 2011 (the "Series A Notes"), of which $225,000,000 principal amount is outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    The Letter of Transmittal is to be used by Holders of Series A Notes (i) if certificates representing the Series A Notes are to be physically delivered herewith; (ii) if tender of Series A Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "Exchange Offer-- Procedures for tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Series A Notes; or (iii) if tender of Series A Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer--Guaranteed delivery procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person (i) in whose name Series A Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder; or (ii) whose Series A Notes are held of record by DTC who desires to deliver such Series A Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series A Notes must complete this Letter of Transmittal in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

  DESCRIPTION OF 9 1/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2011 ("SERIES A
                                    NOTES"):
--------------------------------------------------------------------------------
Name(s) and Address(es) of   Aggregate Principle    Principal Amount Tendered
   Registered Holder(s)     Amount Represented by (must be in integral multiple
(Please fill in, if blank)     Certificate(s)              of $1,000)*
-------------------------------------------------------------------------------
                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------
                             Total
--------------------------------------------------------------------------------
 * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Series A Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

   If the space provided above is inadequate, list the principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

   The minimum permitted tender is $1,000 in principal amount of Series A Notes. All other tenders must be in integral multiples of $1,000.


                                             SPECIAL DELIVERY INSTRUCTIONS
    SPECIAL PAYMENT INSTRUCTIONS             (See Instructions 4, 5 and 6)
   (See Instructions 4, 5 and 6)


                                             To be completed ONLY if
   To be completed ONLY if                 certificates for Series A Notes
 certificates for Series A Notes           in a principal amount not
 in a principal amount not                 tendered or not accepted for
 tendered or not accepted for              exchange, or Series B Notes
 exchange, or Series B Notes               issued in exchange for Series A
 issued in exchange for Series A           Notes accepted for exchange, are
 Notes accepted for exchange, are          to be sent to someone other than
 to be issued in the name of               the undersigned, or to the
 someone other than the                    undersigned at an address other
 undersigned, or if the Series A           than that shown above.
 Notes tendered by book-entry
 transfer that are not accepted
 for exchange are to be credited
 to an account maintained by DTC.

                                           Mail to:

                                           Name: ____________________________

                                                     (Please Print)
 Issue certificate(s) to:                  Address: _________________________

                                           __________________________________
 Name: ____________________________                (Include Zip Code)
           (Please Print)


                                           __________________________________
 Address: _________________________          (Tax Identification or Social
                                                     Security No.)
 __________________________________

         (Include Zip Code)



 __________________________________
[_]CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY DTC TO THE
   EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
   (Tax Identification or Social
           Security No.)

  Name of Tendering Institution: __________________________
  DTC Book-Entry Account No.: _____________________________
  Transaction Code No.: ___________________________________
[_]CHECK HERE IF YOU ARE A BROKER-DEALER.
  Name: ___________________________________________________
  Address: ________________________________________________
[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Series A Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Series A Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series A Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series A Notes with full power of substitution to (i) deliver certificates for such Series A Notes to the Company, or transfer ownership of such Series A Notes on the account books maintained by DTC, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and (ii) present such Series A Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Series B Notes acquired in exchange for Series A Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Series B Notes, whether or not the undersigned, that neither the Holder nor any such other person has an arrangement with any person to participate in the distribution of such Series B Notes and that neither the Holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of its subsidiaries. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B Notes. If the undersigned is a broker-dealer that will receive Series B Notes, it represents that the Series A Notes to be exchanged for Series B Notes were acquired as a result of market-making activities or other trading activities and not acquired directly from the Company, and it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer, it acknowledges that it may not use the prospectus in connection with resales of Series B Notes received in exchange for Series A Notes that were acquired directly from the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Series A Notes tendered hereby.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series A Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

    If any tendered Series A Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series A Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Series A Notes pursuant to the procedures described under the caption "Exchange Offer--Procedures for tendering Series A Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Series A Notes tendered by DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and any certificates for Series A Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Series A Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Series A Notes so tendered.

    Holders of Series A Notes who wish to tender their Series A Notes and (i) whose Series A Notes are not immediately available, or (ii) who cannot deliver their Series A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Series A Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed delivery procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
              SERIES A NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
-----------------------------------------------------------------  ------------
                                                                       Date
X
-----------------------------------------------------------------  ------------
Signature(s) of Registered Holder(s) Date or Authorized Signatory      Date

Area Code and Telephone Number:

    The above lines must be signed by the registered holder(s) of Series A Notes as their name(s) appear(s) on the Series A Notes or, if the Series A Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Series A Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Series A Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

 Name(s):
           ----------------------------------------------------------------
           ----------------------------------------------------------------
                                      (Please Print)
 Capacity:
           ----------------------------------------------------------------
 Address:
           ----------------------------------------------------------------
           ----------------------------------------------------------------
           (Include Zip Code)

     Signature(s) Guaranteed by an Eligible Institution:
     (If required by Instruction 4)

     ------------------------------------------------------------------------
                             (Authorized Signature)
     ------------------------------------------------------------------------
                                   (Title)
     ------------------------------------------------------------------------
                                 (Name of Firm)

     Dated:_________________, 2001

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. Delivery of this Letter of Transmittal and Series A Notes. The tendered Series A Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Series A Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Series A Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Series A Notes should be sent to the Company.

    Holders who wish to tender their Series A Notes and (i) whose Series A Notes are not immediately available; or (ii) who cannot deliver their Series A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to 5:00 P.M., New York City time, on the Expiration Date must tender their Series A Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an institution which falls within the definition of "Eligible Guarantor Institution" contained in Regulation 17Ad-15 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Series A Notes and the principal amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Series A Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Series A Notes in proper form for transfer (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "Exchange Offer--Guaranteed delivery procedures." Any Holder of Series A Notes who wishes to tender his or her Series A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Series A Notes according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Series A Notes and withdrawal of tendered Series A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Notes not properly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Series A Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    2. Tender by Holder. Only a Holder of Series A Notes may tender such Series A Notes in the Exchange Offer. Any beneficial holder of Series A Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Series A Notes, either make appropriate arrangements to register ownership of the Series A Notes in such Holder's name or obtain a properly completed bond power from the registered holder.

    3. Partial Tenders. Tenders of Series A Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Series A Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 9 1/4% Series A Senior Subordinated Notes due 2011 ("Series A Notes")" above. The entire principal amount of Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series A Notes is not tendered, then Series A Notes for the principal amount of Series A Notes not tendered and a certificate or certificates representing Series B Notes issued in exchange for any Series A Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Series A Notes are accepted for exchange.

    4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Series A Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Series A Notes or, if the Series A Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Series A Notes, without alteration, enlargement or any change whatsoever.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Series A Notes tendered and the certificate or certificates for Series B Notes issued in exchange therefor are to be issued (or any untendered principal amount of Series A Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Series A Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Series A Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Series A Notes listed, such Series A Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder or Holders appears on the Series A Notes.

    If this Letter of Transmittal (or facsimile hereof) or any Series A Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Series A Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

    Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if
(i) this Letter of Transmittal is signed by the registered Holder(s) of the Series A Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions;" or (ii) such Series A Notes are tendered for the account of an Eligible Institution.

    5. Special Payment and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Series B Notes or substitute Series A Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Series A Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    6. Tax Identification Number. Federal income tax law requires that a Holder whose offered Series A Notes are accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of Series B Notes may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See instructions to the enclosed Form W-9.

    To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding; (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Series A Notes are in more than one name or are not in the name of the actual owner, consult the Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

    7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Series A Notes pursuant to the Exchange Offer. If, however, certificates representing Series B Notes or Series A Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Series A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Series A Notes listed in this Letter of Transmittal.

    8. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Series A Notes tendered.

    9. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering Holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

    10. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)


           Certificate               Series A Notes                         Series A Notes
           Surrendered                  Tendered                               Accepted

           -------------------------------------------------------------------------------


           -------------------------------------------------------------------------------



Delivery Prepared by               Checked By         Date

 Name (If joint names, see attached guidelines)


--------------------------------------------------------------------------------
 Business name (Sole proprietors, see attached guidelines)


--------------------------------------------------------------------------------
 Please check appropriate box: [_] Individual/Sole Proprietor  [_] Corporation
 [_] Partnership  [_] Other

--------------------------------------------------------------------------------
 Address (number, street, and apt. or suite no.)


--------------------------------------------------------------------------------
 City, state, and ZIP code


-------------------------------------------------------------------------------
                     Part I--Taxpayer Identification   Part II--For Payees
                     No.                               Exempt From Backup
                                                       Withholding
                                                       (see enclosed Guidelines)

 SUBSTITUTE          Enter your taxpayer    ------------
 Form W-9            identification            Social
 Department of       number in the            Security
 the Treasury        appropriate box.          Number
 Internal Revenue    For most
 Service             individuals, this
                     is your social
 Payer's Request     security number. If
 for Taxpayer        you do not have a
 Identification      number, see How to      ---------------
 Number ("TIN")      Obtain a "TIN" in           Employer
                     the enclosed             Identification
                     Guidelines.                   Number

                     Note: If the
                     account is more
                     than one name, see
                     the chart in
                     enclosed Guidelines
                     to determine what
                     number to give.

 Part III--Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Certification Instructions.--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

 SIGNATURE: ____________________________________________   DATE: _______, 2001


 NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
       OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

What Is Backup Withholding?--Persons making certain payments to you are required to withhold and pay to IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

    (1) You do not furnish your TIN to the requester, or
    (2) IRS notifies the requester that you furnished an incorrect TIN, or
    (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for interest and dividend accounts only), or
    (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for interest and dividend accounts opened after 1983 only), or
    (5) You fail to certify your TIN. This applies only to interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

For other payments, you are subject to backup withholding only if (1) or (2) above applies.

Certain Payees and payments are exempt from backup withholding and information reporting. See payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Specific Instructions below if you are an exempt payee.

Payees and Payments Exempt From Backup Withholding.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through
(13), and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

   1. A corporation.
   2. An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under 403(b)(7).
   3. The United States or any of its agencies or instrumentalities.
   4. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
   5. A foreign government or any of its political subdivisions, agencies or instrumentalities.
   6. An international organization or any of its agencies or instrumentalities.
   7. A foreign central bank of issue.
   8. A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
   9. A futures commission merchant registered with the Commodity Futures Trading Commission.
  10. A real estate investment trust.
  11. An entity registered at all times during the tax year under the Investment Company Act of 1940.
  12. A common trust fund operated by a bank under section 584(a).
  13. A financial institution.
  14. A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Securities, Inc., Nominee List.
  15. A trust exempt from tax under section 664 or described in section
4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

 . Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

Payments of interest generally not subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under such sections.

Penalties
Failure to Furnish TIN.--If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Misuse of TINs.--If the requester discloses or uses TINs in violation of Federal laws, the requester may be subject to civil and criminal penalties.

Civil Penalty for False Information With Respect to Withholding.-- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Specific Instructions
Name.--If you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security

Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

Signing the Certification.--
(1) Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts That Were Considered Active During 1983.--You are not required to sign the certification; however, you may do so. You are required to provide your correct TIN.

(2) Interest, Dividend, Broker and Barter Exchange Accounts Opened After 1983 and Broker Accounts That Were Considered Inactive During 1983.--You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (2) in the certification before signing the form.

(3) Other Payments.--You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requestor's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

(4) Exempt Payees and Payments--If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

(5) TIN "Applied For."--Follow the instructions under How To Obtain a TIN, on page 1, sign and date this form.

Signature.--For a joint account, only the person whose TIN is shown in Part I should sign the form.

Privacy Act Notice.--Section 6109 requires you to furnish your correct taxpayer identification number (TIN) to persons who must file information returns with IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement (IRA). IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                      NUMBER (TIN) ON SUBSTITUTE FORM W-9
             (Section references are to the Internal Revenue Code)

Guidelines for Determining the Proper Identification Number to Give the Payer.

   Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------
                             Give the
For this type of account:    SOCIAL SECURITY
                             number of--
---------------------------------------------
 1. An individual's account  The individual
 2. Two or more individuals  The actual owner
    (joint account)          of the account
                             or, if combined
                             funds, any one
                             of the
                             individuals(1)
 3. Custodian account of a   The minor(2)
    minor (Uniform Gift to
    Minors Act)
 4. a. The usual revocable    The grantor-
    savings trust account     trustee(1)
    (grantor is also
    trustee)
    b. So-called trust account   The actual
    that is not a legal or    owner(1)
    valid trust under State
    law.
 5. Sole proprietorship      The owner(3)
    account
 6. Sole Proprietorship      The owner(3)
---------------------------------------------

---------------------------------------------
                             Give the EMPLOYER
For this type of account:    IDENTIFICATION
                             number of--
---------------------------------------------
 7. A valid trust, estate,   The legal
    or pension trust         entity(4)
 8. Corporate account        The corporation
 9. Association, club,       The organization
    religious, charitable,
    educational or other
    tax-exempt
    organization account
10. Partnership account      The partnership
    held in the name of
    the business
11. A broker or registered   The broker or
    nominee                  nominee
12. Account with the         The public
    Department of            entity
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
---------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner.
(4) List first and circle the name of the valid trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)

Note:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


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